                                                                   EXHIBIT 99.1

                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                 SERIES 1999-E

       INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

     Set forth below is information regarding home equity loan contracts transferred to a trust formed in September 1999. The information below includes the initial contracts described in the prospectus supplement dated September 13, 1999, the additional contracts transferred to the trust on the closing date and the subsequent contracts transferred to the trust on September 30, 1999 and December 10, 1999. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement.

  The tables below describe additional characteristics of the loans as of the Cut-off Date.

               Geographical Distribution of Improved Real Estate

                                                                              % of
                                           % of                           Loan Pool by
                                       Loan Pool by   Aggregate Principal  Outstanding
                          Number of      Number of          Balance         Principal
                         Loans as of     Loans as      Outstanding as of  Balance as of
                         Cut-off Date of Cut-off Date    Cut-off Date     Cut-off Date
                         ------------ --------------- ------------------- -------------
Alabama.................       542          1.70%       $ 11,298,089.54        1.88%
Alaska..................        15           .05             233,311.47         .04
Arizona.................       907          2.84          19,547,437.96        3.26
Arkansas................     1,155          3.62          13,090,284.91        2.18
California..............     3,702         11.59          96,793,669.92       16.13
Colorado................       743          2.33          10,268,014.37        1.71
Connecticut.............       698          2.19          12,861,184.65        2.14
Delaware................       126           .39           2,542,498.27         .42
District of Columbia....        37           .12             377,904.44         .06
Florida.................     1,261          3.95          26,060,040.96        4.34
Georgia.................       654          2.05          10,771,759.11        1.80
Hawaii..................         6           .02             143,739.50         .02
Idaho...................        64           .20           1,113,710.10         .19
Illinois................     1,557          4.87          25,731,028.79        4.29
Indiana.................       694          2.17          10,889,520.13        1.81
Iowa....................       180           .56           3,442,370.35         .57
Kansas..................       269           .84           4,565,722.00         .76
Kentucky................       203           .64           3,390,453.05         .57
Louisiana...............       316           .99           5,291,158.03         .88
Maine...................       239           .75           5,035,150.35         .84
Maryland................       440          1.38           8,423,313.07        1.40
Massachusetts...........       490          1.53           9,520,034.32        1.59
Michigan................     2,034          6.37          33,531,272.50        5.59
Minnesota...............       330          1.03           7,544,036.72        1.26
Mississippi.............       255           .80           4,380,113.64         .73
Missouri................     1,020          3.19          15,703,203.81        2.62
Montana.................        41           .13           1,039,524.75         .17
Nebraska................       103           .32           1,530,424.59         .26
Nevada..................       454          1.42          11,400,390.58        1.90
New Hampshire...........       122           .38           2,221,199.13         .37
New Jersey..............     1,775          5.56          37,208,490.53        6.20
New Mexico..............       238           .75           4,318,365.66         .72
New York................     2,220          6.95          48,711,749.05        8.12
North Carolina..........       521          1.63           8,651,865.40        1.44
North Dakota............        33           .10             845,740.40         .14
Ohio....................     1,281          4.01          17,324,249.08        2.89
Oklahoma................       476          1.49           6,653,657.36        1.11
Oregon..................       224           .70           4,559,914.75         .76
Pennsylvania............     1,854          5.80          35,607,599.74        5.93
Rhode Island............       130           .41           2,300,186.82         .38
South Carolina..........       272           .85           4,715,636.06         .79
South Dakota............        45           .14           1,130,026.89         .19
Tennessee...............       315           .99           4,600,760.74         .77
Texas...................     1,747          5.47          24,874,442.22        4.15
Utah....................       102           .32           2,080,585.16         .35
Vermont.................        31           .10             546,260.01         .09
Virginia................       787          2.46          14,766,000.41        2.46
Washington..............       751          2.35          13,714,687.96        2.29
West Virginia...........       128           .40           1,816,604.72         .30
Wisconsin...............       251           .79           4,884,506.24         .81
Wyoming.................       103           .32           1,931,790.05         .32
Non-U.S. based military
 personnel..............         2           .01              16,215.42           *
                            ------        ------        ---------------      ------
    Total...............    31,943        100.00%       $599,999,895.68      100.00%
                            ======        ======        ===============      ======

----------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.

                         Years of Origination of Loans

                                                                  % of
                           Number of                          Loan Pool By
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1989......................        2     $     17,464.36               *%
1990......................       33          203,373.80             .03
1991......................      127          676,160.48             .11
1992......................      431        2,438,332.72             .41
1993......................      194        1,639,006.26             .27
1994......................      664        7,308,520.81            1.22
1995......................      718        9,260,602.23            1.54
1996......................    2,386       30,333,955.09            5.06
1997......................      365        3,475,863.48             .58
1998......................    3,545       67,768,665.04           11.29
1999......................   23,478      476,877,951.41           79.48
                             ------     ---------------          ------
    Total.................   31,943     $599,999,895.68          100.00%
                             ======     ===============          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.

                     Distribution of Original Loan Amounts

                                                                 % of
                          Number of                          Loan Pool by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan             as of Cut- Balance Outstanding     Balance as of
Amount (in Dollars)        off Date  as of Cut-off Date      Cut-off Date
-------------------       ---------- ------------------- ---------------------
Less than $ 10,000.......    8,504     $ 53,299,790.26            8.88%
Between $ 10,000--
 $ 19,999.99.............   11,643      164,373,406.10           27.40
Between $ 20,000--
 $ 29,999.99.............    6,951      167,427,922.97           27.90
Between $ 30,000--
 $ 39,999.99.............    2,540       86,611,541.94           14.44
Between $ 40,000--
 $ 49,999.99.............    1,312       57,114,389.84            9.52
Between $ 50,000--
 $ 59,999.99.............      529       27,939,405.07            4.66
Between $ 60,000--
 $ 69,999.99.............      150        9,552,163.75            1.59
Between $ 70,000--
 $ 79,999.99.............       89        6,658,759.35            1.11
Between $ 80,000--
 $ 89,999.99.............       52        4,404,209.67             .73
Between $ 90,000--
 $ 99,999.99.............       28        2,649,055.87             .44
Between $100,000--
 $109,999.99.............       32        3,378,078.52             .56
Between $110,000--
 $119,999.99.............       21        2,417,287.06             .40
Between $120,000--
 $129,999.99.............       21        2,634,991.44             .44
Between $130,000--
 $139,999.99.............       16        2,156,966.39             .36
Between $140,000--
 $149,999.99.............       11        1,600,325.17             .27
Between $150,000--
 $159,999.99.............       13        2,000,924.69             .33
Between $160,000--
 $169,999.99.............        8        1,312,678.00             .22
Between $170,000--
 $179,999.99.............        7        1,224,226.24             .20
Between $180,000--
 $189,999.99.............        4          733,450.42             .12
Over     $189,999.99.....       12        2,510,322.93             .42
                            ------     ---------------          ------
    Total................   31,943     $599,999,895.68          100.00%
                            ======     ===============          ======

                                   Loan Rates

                                                                  % of
                           Number of                          Loan Pool by
                             Loans    Aggregate Principal Outstanding Principal
        Range of           as of Cut- Balance Outstanding     Balance as of
        Loan Rates          off Date  as of Cut-off Date      Cut-off Date
        ----------         ---------- ------------------- ---------------------
From  5.00001%--
  6.00000%................        2     $     16,503.65               *%
From  6.00001%--
  7.00000%................        2           64,288.47             .01
From  7.00001%--
  8.00000%................       68        1,814,992.56             .30
From  8.00001%--
  9.00000%................      501       15,467,550.36            2.58
From  9.00001%--
 10.00000%................    2,534       57,995,873.34            9.67
From 10.00001%--
 11.00000%................    3,416       80,531,321.82           13.42
From 11.00001%--
 12.00000%................    4,184       83,631,973.32           13.94
From 12.00001%--
 13.00000%................    5,071       93,449,689.21           15.57
From 13.00001%--
 14.00000%................    6,592      101,927,131.69           16.99
From 14.00001%--
 15.00000%................    5,078       76,924,998.01           12.82
From 15.00001%--
 16.00000%................    2,712       49,364,605.78            8.23
From 16.00001%--
 17.00000%................    1,247       28,029,550.89            4.67
Over 17.00000%............      536       10,781,416.58            1.80
                             ------     ---------------          ------
    Total.................   31,943     $599,999,895.68          100.00%
                             ======     ===============          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.

                          Remaining Months to Maturity

                                                                  % of
                           Number of                          Loan Pool by
   Months Remaining to       Loans    Aggregate Principal Outstanding Principal
    Scheduled Maturity     as of Cut- Balance Outstanding     Balance as of
    As of Cut-off Date      off Date  as of Cut-off Date      Cut-off Date
   -------------------     ---------- ------------------- ---------------------
Less than 31..............      674     $  2,132,123.32             .36%
31-60.....................    2,494       16,487,595.42            2.75
61-90.....................    2,321       18,957,525.37            3.16
91-120....................    6,662       85,382,539.89           14.23
121-150...................    1,399       18,188,713.47            3.03
151-180...................    6,464      125,658,758.80           20.94
181-210...................    1,367       27,053,208.80            4.51
211-240...................    3,381       78,537,429.81           13.09
241-270...................       13          536,491.67             .09
271-300...................    7,157      225,825,676.62           37.64
301-330...................        0                 .00             .00
331-360...................       11        1,239,832.51             .21
                             ------     ---------------          ------
    Total.................   31,943     $599,999,895.68          100.00%
                             ======     ===============          ======

                             Lien Position of Loans

                                % of                                     % of
               Number of    Loan Pool by                             Loan Pool by
                 Loans       Number of     Aggregate Principal   Outstanding Principal
               as of Cut-   Loans as of    Balance Outstanding       Balance as of
Lien Position   off Date    Cut-off Date   as of Cut-off Date        Cut-off Date
-------------  ----------   ------------   -------------------   ---------------------
First........     3,091          9.68%       $ 68,639,891.73             11.44%
Second.......    23,905         74.84         435,355,050.54             72.56
Third........     4,922         15.41          95,588,511.65             15.93
Fourth.......        24           .08             401,558.28               .07
Fifth........         1           .00              14,883.48                 *
                 ------        ------        ---------------            ------
    Total....    31,943        100.00%       $599,999,895.68            100.00%
                 ======        ======        ===============            ======

-----------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.